Long-Term Debt - Senior Notes	12 Months Ended
Dec. 31, 2016
Long-Term Debt - Senior Notes
20. Long-Term Debt – Senior Notes

In December 2015 the Company issued $350 million in the private placement market. The December 31, 2015 Balance Sheet has been retrospectively restated as required to reflect the requirements of new guidance in respect of the presentation of debt issue costs ($1,694,000).

The interest rate in respect of the Senior Notes is fixed at 3.64% for the five year term of the agreement. The associated interest cost is recognized in interest expense in the period since drawdown in December 2015.

In October 2015, the Company entered into an interest rate hedge in respect of the planned issuance of the Senior Notes in December 2015. The interest rate hedge matured in November 2015 when the interest rate on the Senior Notes was fixed. The interest rate hedge was effective in accordance with Financial Accounting Standards Board ("FASB") ASC 815, "Derivatives and Hedging". The cash proceeds ($4.6 million), representing the realized gain on the interest rate hedge, were received on maturity in November 2015 and are recorded within Other Comprehensive Income. The realized gain is being amortized to the income statement, net against interest payable, over the period of the Senior Notes.

The Senior Notes agreement also includes certain financial covenants that require compliance with a consolidated leverage ratio, a minimum EBIT to consolidated net interest charge ratio and a maximum amount of priority debt, each of which are defined in the Note Purchase and Guarantee Agreement.

The Senior Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.